                                                                    Exhibit 10.5











                                    Form of

                            FLAGSTAR BANCORP, INC.
                        1997 DEFERRED COMPENSATION PLAN

























                           Effective April __, 1997

                            FLAGSTAR BANCORP, INC.
                        1997 DEFERRED COMPENSATION PLAN

                               TABLE OF CONTENTS

                                                          Page

                                   ARTICLE I

                       ESTABLISHMENT OF PLAN AND PURPOSE

               1.01 Establishment of Plan                 1-1
               1.02 Purpose of Plan                       1-1

                                  ARTICLE II

                         DEFINITIONS AND CONSTRUCTION

               2.01 Definitions                           2-1
               2.02 Construction                          2-2

                                  ARTICLE III

                                  ELIGIBILITY

               3.01 Conditions of Eligibility             3-1
               3.02 Commencement of Participation         3-1
               3.03 Termination of Participation          3-1

                                  ARTICLE IV

                           Deferral OF COMPENSATION

               4.01 Amount and Manner of Deferral         4-1
               4.02 Cessation Of Deferral                 4-1

                                   ARTICLE V

                              MEMORANDUM ACCOUNT

           5.01 Nature of Account                       5-1
           5.02 Credit to Memorandum Account            5-1
           5.03 Changes in Memorandum Account           5-1
           5.04 Valuation of Memorandum Account         5-2
           5.05 Additional Credit                       5-2

                                  ARTICLE VI

                                 DISTRIBUTIONS

           6.01 For Reasons Other Than Death            6-1
           6.02 Upon Death                              6-1
           6.03 Emergencies                             6-2
           6.04 Form of Payment                         6-2

                                  ARTICLE VII

                          ADMINISTRATION OF THE PLAN

           7.01 Appointment of Serparte Administrator   7-1
           7.02 Powers and Duties                       7-1
           7.03 Records and Notices                     7-2
           7.04 Compensation and Expenses               7-2
           7.05 Limitation of Authority                 7-2

                                  ARTICLE VII

                              GENERAL PROVISIONS

           8.01 Assigment                               8-1
           8.02 Employment Not Guaranteed by Plan       8-1
           8.03 Termination and Amendment               8-1
           8.04 Contingency                             8-1
           8.05 Notice                                  8-1
           8.06 Limitation on Liability                 8-2
           8.07 Indemnification                         8-2

                8.08 Headings                         8-2
                8.09 Severability                     8-2

                            FLAGSTAR BANCORP, INC.
                        1997 DEFERRED COMPENSATION PLAN

                                   ARTICLE I

                       Establishment of Plan and Purpose

         1.01 Establishment of Plan. Flagstar Bancorp, Inc. has established the
              ---------------------
 "Flagstar Bancorp, Inc. 1997 Deferred Compensation Plan," effective as of April __, 1997 (the "Plan").

          1.02 Purpose of Plan. The Plan shall permit management, Directors and
               ---------------
Employees to enhance the security of themselves and their beneficiaries following the termination of their employment with the Company (as defined herein) by deferring until that time a portion of the compensation which may otherwise be payable to them at an earlier date. By allowing Directors and Employees to participate in the Plan, the Company expects the Plan to benefit it in attracting and retaining the most capable individuals to fill such positions.

               The parties intend that the arrangements described herein be unfunded for tax purposes and for purposes of Title I in the Employee Retirement Income Security Act, as amended from time to time ("ERISA").

                                      1-1

                                   ARTICLE 2

                         Definitions and Construction

     As used herein, the following words shall have the following meanings:

     2.01 Definitions.
          -----------

          (a) Administrator. The person or persons selected pursuant to Article
               -------------
7 below to control and manage the operation and  administration of the Plan.

          (b) Beneficiaries. The spouse or descendants of Participant or any
              -------------
other person receiving benefits hereunder in relation to Participant.

          (c) Company. Flagstar Bancorp, Inc., a Michigan corporation and any
              -------
subsidiary, successor or affiliate which has adopted this Plan and any successor thereto. The board of directors of Flagstar Bancorp, Inc., or such board members authorized by the board of directors from time to time, shall act on behalf of the Company for purposes of the Plan.

          (d) Compensation. Amounts payable to a Participant including annual
              ------------
salary, directors fees and Incentive Compensation.

          (e) Director. Any member of the board of directors of the Company or
              --------
any subsidiary, successor or affiliate designated to participate in this Plan.

          (f) Effective Date. The effective date of this Plan shall be April  ,
              --------------
1997.

          (g) Employee. An employee of the Company.
              --------

          (h) Incentive Compensation. Amounts payable to a Participant in
              ----------------------
addition to annual compensation. Such amounts shall be determined by the Company, in its sole discretion, as soon as possible following the close of a calendar year.

                                      2-1

           (i) Memorandum Account. The account maintained for each Participant
               ------------------
pursuant to Article 5 below.

           (j) Participants. The Directors and such management and other
               ------------
Employees whom the Company identifies as eligible to defer compensation hereunder and who elect to participate herein.

           (i) Plan. The Flagstar Bancorp, Inc. 1997 Deferred Compensation Plan,
               ----
as stated herein and as amended from time to time.

           (l) Plan Year. The period beginning on the Effective Date and ending
               ---------
on December 31, 1997, and each 12-month period ending on each subsequent December 31.

           (m) Retirement. As to each Participant, the earlier of:
               ----------

               (i)  his attaining age 70 1/2 or

               (ii) the termination of his Employment.

           (n) Unforeseeable Emergency. An Unforeseeable Emergency is a severe
               -----------------------
financial hardship to a Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

     2.02  Construction. The laws of the State of Michigan, as amended from time
           ------------
to time, shall govern the construction and application of this Agreement. Words used in the masculine gender shall include the feminine and words used in the singular shall include the plural, as appropriate. The words "hereof," "herein," "hereunder" and other similar compounds of the word "here" shall refer to the entire Agreement, not to a particular section. All references to statutory sections shall include the section so identified as amended from time to time or any other statute of similar import. If any provisions of the Internal Revenue Code, ERISA or other statutes or regulations render any provisions of this Plan unenforceable, such provision shall be of no force and effect only to the minimum extent required by such law.

                                      2-2

                                   ARTICLE 3

                                  Eligibility

     3.01 Conditions of Eligibility. The Administrator shall, from time to time,
          -------------------------
specify the Employees eligible to participate herein in addition to all Directors on Appendix A, consistent with the guidelines in effect as of the date of selection as defined in Appendix C.

     3.02 Commencement of Participation. An individual identified as eligible to
          -----------------------------
participate herein shall, by electing a deferral of compensation substantially in the form of Appendix B attached hereto, commence participation as of the first day of any Plan Year beginning on or after his or her identification as eligible for participation. During the first Plan Year, Employees and Directors shall have until 30 days following the Effective Date to elect deferral of compensation for such Plan year.

     3.03 Termination of Participation. An individual's right to defer
          ----------------------------
compensation shall cease as of the earlier of the termination of his employment or service as a Director or action by the Administrator removing him from the Employees eligible to participate herein.

          If an individual's right to defer compensation terminates during a Plan Year, his deferral for such year shall, consistent with his deferral election for such year, include only Compensation otherwise earned before the cessation of his or her eligibility to defer.

                                      3-1

                                   ARTICLE 4

                           Deferral of Compensation

     4.01 Amount and Manner of Deferral. Prior to the commencement of any Plan
          -----------------------------
Year beginning on or after the Effective Date, or for the first Plan Year, within 30 days of the Effective Date, a Participant may submit to the Company a written election substantially in the form of Appendix B attached hereto indicating the amount of Compensation for such Plan Year which he or she elects to be deferred, which election shall become irrevocable immediately upon commencement of such Plan Year or, for purpose of the first Plan Year, immediately upon such election. The Company shall, consistent with such election, defer all or such portion of his salary, fees and/or Incentive Compensation earned in such Plan Year provided; however, that the Company shall not allow a Participant to defer Compensation unless such deferral is at least equal to the amount specified in Appendix C.

          If a Participant elects to defer a portion of his or her salary, the Company shall reduce the Participant's regular salary by the amount deferred on a pro rata basis during the Plan Year of deferral. If a Participant elects to defer all or a portion of the Incentive Compensation that may become payable to him, the Company shall reduce each Incentive Compensation payment by the percentage elected by the participant.

     4.02 Cessation of Deferral. In the event of an Unforeseeable Emergency, a
          ---------------------
Participant may request in writing that deferrals elected hereunder cease for the then current Plan Year. Such Unforeseeable Emergency must inflict hardship upon the Participant and must arise from causes beyond the Participant's control. The Administrator shall, in its reasonable judgment, determine whether the applicant could not address the emergency through reimbursement or compensation by insurance or otherwise, by liquidation of other assets (provided such liquidation, in itself, would not create a financial hardship). Circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, consistent with the provisions of Treasury Regulation section 1.457-2(h)(4) and (5), as now or hereafter in effect. If the Administrator determines that such an Unforeseeable Emergency exists, the deferrals for such Plan Year shall cease as to the Participant. If the Administrator determines that no such emergency exists, the deferrals shall continue as originally elected.

          If a Participant, consistent with the immediately preceding paragraph, ceases deferral in a Plan Year, he may not resume deferrals hereunder

                                      4-1

(if otherwise eligible therefor) until the Plan Year following the Plan Year in which such cessation occurred.

                                      4-2

                             ARTICLE 5

                        Memorandum Account

      5.01 Nature of Account. Only for the purpose of measuring payments due
           -----------------
Participants hereunder, the Company shall maintain on behalf of each Participant a Memorandum Account to which the Company shall credit the amounts described in this Article 5.

           The Memorandum Account hereunder and assets, if any and of any nature, acquired by the Company to measure a Participant's benefits hereunder shall not constitute or be treated for any reason as a trust for, property of or a security interest for the benefit of, Participant, his Beneficiaries or any other person. Participant and the Company acknowledge that the Plan constitutes an unsecured promise by the Company to pay benefits to the Participants or their Beneficiaries, that Participants' rights hereunder (by electing to defer compensation hereunder) are limited to those of general unsecured creditors of the Company and that the establishment of the Plan, acquisition of assets to measure Participant's benefits hereunder or deferral of all or any portion of Participant's Compensation hereunder does not prevent any property of the Company from being subject to the rights of all the Company's creditors. The Company may, in its discretion, contribute amounts to a trust and any trust created by the Company and any assets held by the trust (the "Trust") to assist it in meeting its obligations under the Plan will conform to the terms of the Internal Revenue Service's model trust, as described in Revenue Procedure 92-64.

      5.02 Credit to Memorandum Account. As of the last day of each Plan Year,
           ----------------------------
the Company shall credit to the Memorandum Account of each Participant the amount, if any, of his Compensation deferred for such Plan Year (even if calculated and otherwise payable following the close of such Plan Year). If the Company elects, it may credit to a Participant's Memorandum Account during a Plan Year amounts representing Compensation otherwise payable before the end of the Plan Year. In such instances, the Company shall credit such amounts to Participants' Memorandum Accounts as the amounts would otherwise become payable and shall do so on a uniform and nondiscriminatory basis for all Participants.

      5.03 Changes in Memorandum Account. If a Participant defers the receipt of
           -----------------------------
Compensation, his or her Memorandum Account shall record the receipt of such amounts and reflect them as if invested as indicated from time to time on Appendix B. The Participant shall be offered the opportunity to designate the

                                      5-1
allocation of deferred compensation among no fewer than two types of investments including a deemed investment in Company Common Stock. From time to time, the Memorandum Account shall reflect the income and losses and increase or decrease in value experienced by assets specified on Appendix B. A Participant's Memorandum Account shall also reflect expenses generated by, and related to, the investment choices made for the Account.

           No individual may commence participation herein as to the deferral of any amount without first submitting an election pursuant to this subsection
5.03. A Participant or, following his or her death, his or her Beneficiaries may continue submitting elections hereunder, which may be effective each January 1 and July 1, until the distribution of all amounts from the Memorandum Account. All elections must be in writing and must be signed by the Participant and the Administrator.

      5.04 Valuation of Memorandum Account. Within 90 days after the last day of
           -------------------------------
each Plan Year, the Company shall provide each Participant or his or her Beneficiaries a statement indicating the balance of his or her Memorandum Account as of the last day of such Plan Year, reflecting the amount of deferrals, if any, occurring for such year, together with all other changes in value during the Plan Year. Participants who disagree with the information provided in such statements must submit objections, in writing, to the Administrator within 90 days of receipt of such statements.

                                      5-2

                                ARTICLE 6


                              Distributions

      6.01 For Reasons Other Than Death. The Company shall pay an amount equal
           ----------------------------
to the entire balance of a Participant's Memorandum Account to him in accordance with the Participant's written election substantially in the form of Appendix B attached hereto.

      6.02 Upon Death.
           ----------

           (a) Upon a Participant's death, either before or after his Retirement, with a balance remaining in his Memorandum Account, the Company shall pay an amount equal to entire balance of his Memorandum Account to the Beneficiaries he specifies or, if none, to his surviving spouse or, if none, to his estate. Each Participant may designate a Beneficiary of Beneficiaries to receive the unpaid balance of his Memorandum Account upon his death and may revoke or modify such designation at any time and from time to time by submitting to the Administrator a Beneficiary Designation substantially in the form thereof attached hereto as Exhibit B.

           (b) If a Participant's death occurs, whether before or after the payment of any amount to him hereunder, payments shall be made, as soon as practicable, to his Beneficiary or if none to his estate in lump sum.

           (c) If a Beneficiary survives a Participant but dies prior to receipt of the entire amount in the Memorandum Account due him, the Company shall, as soon as practicable, pay to the estate of the Beneficiary in a lump sum the entire remaining balance therein due the Beneficiary.

           (d) The Administrator shall reduce the balance in the deceased Participant's Memorandum Account by the amount of any payment pursuant to this section 6.02 immediately upon the occurrence of such payment.

      6.03 Emergencies. In the event of an Unforeseeable Emergency either before
           -----------
or after the commencement of payments hereunder, a Participant or Beneficiary may request in writing that all or any portion of the benefits due him hereunder be paid in one or more installments prior to the normal time for payment of such amount. The Administrator shall, in its reasonable judgment, determine whether the applicant could not address the emergency through reimbursement or compensation by insurance or otherwise, by liquidation of other assets (provided such liquidation, in itself, would not create a financial hardship) or by ceasing deferrals hereunder. Only if the Administrator determines that such an Unforeseeable Emergency exists, the Company shall pay to the Participant or Beneficiary, as the case may be, an amount equal to the lesser of (a) the amount requested or (b) the amount reasonably necessary to alleviate the hardship. The Administrator shall use its reasonable discretion to determine when the prepayments shall be made and shall immediately reduce the balance in the Participant's Memorandum Account by the amount of such payment.

      6.04 Form of Payment. All payments made pursuant to this Plan shall be
           ---------------
made in cash except that if the Participant has selected investment in Company stock in Appendix B, the Administrator may but is not obligated to honor a request for a payment from a Participant or Beneficiary for the distribution of such stock.

                                   ARTICLE

                          Administration of the Plan

      7.01 Appointment of Separate Administrator. The Company shall, in writing
           -------------------------------------
on a form substantially similar to the attached Appendix C, appoint a separate Administrator. Any person, including, but not limited to, Employees, shall be eligible to serve as Administrator. Two or more persons may form a committee to serve as Administrator. Persons serving as Administrator may resign by written notice to the Company and the Company may appoint or remove such persons. An Administrator consisting of more than one person shall act by a majority of its members at the time in office, either by vote at a meeting or in writing without a meeting. An Administrator consisting of more than one person may authorize any one or more of its members to execute any document or documents on behalf of the Administrator, in which event the Administrator shall notify the Company of the member or members so designated. The Company shall accept and rely upon any document executed by such member or members as representing action by the Administrator until the Administrator shall file with the Company a written revocation of such designation. No person serving as Administrator shall vote or decide upon any matter relating solely to himself or solely to any of his rights or benefits pursuant to the Plan.

      7.02 Powers and Duties. The Administrator shall administer the Plan in
           -----------------
accordance with its terms. The Administrator shall have full and complete authority and control with respect to Plan operations and administration unless the Administrator allocates and delegates such authority or control pursuant to the procedures stated in subsection (b) or (c) below. Any decisions of the Administrator or its delegate shall be final and binding upon all persons dealing with the Plan or claiming any benefit under the Plan. The Administrator shall have all powers which are necessary to manage and control Plan operations and administration including, but not limited to, the following powers:

           (a) to employ such accountants, counsel or other persons as it deems necessary or desirable in connection with Plan administration. Except for expenses provided for in subsection 5.03, the Company shall bear the costs of such services and other administrative expenses;

           (b) to designate in writing persons other than the Administrator to perform any of its powers and duties hereunder;

           (c) to allocate in writing any of its powers and duties hereunder to those persons who have been designated to perform Plan fiduciary responsibilities;

           (d) the discretionary authority to construe and interpret the Plan, including the power to construe disputed provisions;

           (e) to resolve all questions arising in the administration, interpretation and application of the Plan, including, but not limited to, questions as to the eligibility or the right of any person to a benefit;

           (f) to adopt such rules, regulations, forms and procedures from time to time as it deems advisable and appropriate in the proper administration of the Plan;

           (g) to prescribe procedures to be followed by any person in applying for distributions pursuant to the Plan and to designate the forms or documents, evidence and such other information as the Administrator may reasonably deem necessary, desirable or convenient to support an application for such distribution;

           (h) to apply consistently and uniformly rules, regulations and determinations to all Participants and beneficiaries in similar circumstances;

      7.03 Records and Notices. The Administrator shall keep a record of all
           -------------------
its proceedings and acts and shall maintain all such books of accounts, records and other data as may be necessary for proper plan administration. The Administrator shall notify the Company of any action taken by the Administrator which affects the Company's or a Participant's Plan obligations or rights and, when required, shall notify any other interested parties.

      7.04 Compensation and Expenses. The expenses incurred by the Administrator
           -------------------------
in the proper administration of the Plan shall be paid from the Company. An Administrator who is an Employee shall not receive any additional fee or compensation for services rendered as an Administrator.

      7.05 Limitation of Authority. The Administrator shall not add to, subtract
           -----------------------
from or modify any of the terms of the Plan, change or add to any benefits prescribed by the Plan, or waive or fail to apply any Plan requirement for benefit eligibility.

                                      7-2

                                   ARTICLE 8

                              General Provisions

     8.01  Assignment. No Participant or Beneficiary may sell, assign, transfer,
           ----------
encumber or otherwise dispose of the right to receive payments hereunder. A Participant's rights to benefit payments under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Participant or the Participant's beneficiary.

     8.02  Employment Not Guaranteed by Plan. The establishment of this Plan,
           ---------------------------------
its amendments and the granting of a benefit pursuant to the Plan shall not give any Participant the right to continued Employment or limit the right of the Company to dismiss or impose penalties upon the Participant or modify the terms of Employment of any Participant.

     8.03  Termination and Amendment. The Company may at any time and from time
           -------------------------
to time terminate, suspend, alter or amend this Plan and no Participant or any other person shall have any right, title, interest or claim against the Company, its directors, officers or employees for any amounts, except that Participant shall be vested in his Memorandum Account hereunder as of the date on which the Plan is terminated, suspended, altered or amended and (unless the Company and Participant agree to the contrary) such amount shall (a) continue to fluctuate pursuant to the investment election then in effect and (b) be paid to the Participant or his Beneficiaries at the time and in the manner provided by
Article 6 above.

     8.04  Contingency. The Company may apply for private rulings from the
           -----------
United States Department of Labor as to the exemption of the arrangement described herein from the reporting and disclosure requirements of ERISA and from the Internal Revenue Service as to the deductibility from taxable income of benefits paid hereunder or the exclusion of amounts deferred hereunder from the taxable income of Participant until paid. If the Company applies for a private letter ruling from the Department of Labor or Internal Revenue Service and does not receive a satisfactory reply thereto, the Company may deem this Plan terminated, in which event, the parties shall treat all amounts deferred hereunder as immediately payable to the Participants and all parties' rights and obligations hereunder shall thereupon cease.

                                      8-1

     8.05  Notice. Any and all notices, designations or reports provided for
           ------
herein shall be in writing and delivered personally or by registered or certified mail, return receipt requested, addressed, in the case of the Company, its Board of Directors or Administrator, to the Company's principal business office and, in the case of a Participant or Beneficiary, to his home address as shown on the records of the Company.

     8.06  Limitation on Liability. In no event shall the Company, Administrator
           -----------------------
or any Employee, officer or Director of the Company incur any liability for any act or failure to act unless such act or failure to act constitutes a lack of good faith, willful misconduct or gross negligence with respect to the Plan.

     8.07  Indemnification. The Company shall indemnify the Administrator and
           ---------------
any Employee, officer or Director of the Company against all liabilities arising by reason of any act or failure to act unless such act or failure to act is due to such person's own gross negligence or willful misconduct or lack of good faith in the performance of his duties to the Plan or Trust. Such indemnification shall include, but not be limited to, expenses reasonably incurred in the defense of any claim, including attorney and legal fees, and amounts paid in any settlement or compromise; provided, however, that indemnification shall not occur to the extent that it is not permitted by applicable law. Indemnification shall not be deemed the exclusive remedy of any person entitled to indemnification pursuant to this section. The indemnification provided hereunder shall continue as to a person who has ceased acting as a director, officer, member, agent or Employee of the Administrator or as an officer, Director or Employee of the Company, and such person's rights shall inure to the benefit of his heirs and representatives.

     8.08  Headings. All articles and section headings in this Plan are intended
           --------
merely for convenience and shall in no way be deemed to modify or supplement the actual terms and provisions stated thereunder.

     8.09  Severability. Any provision of this Plan prohibited by law shall be
           ------------
ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof. The illegal or invalid provisions shall be fully severable and this Plan shall be construed and enforced as if the illegal or invalid provisions had never been inserted in this Plan.

                                  APPENDIX A

                              PARTICIPANTS IN THE
                            FLAGSTAR BANCORP, INC.
                        1997 DEFERRED COMPENSATION PLAN


                      NAME
                      ----

                                  APPENDIX B





                        DEFERRED COMPENSATION AGREEMENT



     THIS AGREEMENT is made as of the ____ day of ______, 199_, by and between FLAGSTAR BANCORP, Inc. ("Flagstar") and ______________________ (the "Employee").

                                   RECITALS:

     A.  The Employee has been and is currently employed by the Company.

     B. Flagstar desires to retain the services of the Employee and to induce him to continue his [her] employment by providing him with a deferred compensation plan.

     C. Flagstar has established the Flagstar Bancorp, Inc. 1997 Deferred Compensation Plan (the "Plan").

     D. The Employee desires to participate in the Plan by irrevocably electing to defer a portion of his [her] Compensation.

                                  AGREEMENTS:

     NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants herein contained, the parties hereby agree as follows:

     1. The parties acknowledge that the Plan, attached as Appendix I, is incorporated as part of this Agreement. Capitalized terms shall have the meaning assigned to them in the Plan unless the context clearly requires otherwise.

     2. The Employee irrevocably directs Flagstar to defer for the _______ calendar year payment of $______ per pay period or ____% [not to exceed 25%] of his [her] salary (before any pretax and after tax reductions and before any tax withholding) and ___% [not to exceed 25%] of his [her] Incentive Compensation (as defined in Section 1.1(h) of the Plan) effective ____________, 199_ pursuant to the provisions of the Plan. Flagstar agrees to provide benefits according to the Plan's provisions. Notwithstanding the foregoing, because Flagstar shall not allow the Employee to defer his [her] salary or Incentive Compensation unless the total amount deferred for the year is anticipated to exceed $5,000 per year, the final Incentive Compensation payment to the Employee during the calendar year shall be reduced by an amount necessary to equal total deferrals of $5,000 during the calendar year.

     3. The Employee's direction under Section 2 of this Agreement is irrevocable and may only be modified or revoked, prior to the commencement of the calendar year or in an emergency as provided by Section 4.02 of the Plan.

     4. The parties acknowledge that the amount and payment of benefits resulting from the deferral of Compensation pursuant to this Agreement shall be determined exclusively pursuant to the terms of the Plan. The value of the Employee's benefit shall be determined in accordance with Section 4.01 of the Plan and the value of the Account established pursuant to Article 5 of the Plan.

     5. The Employee hereby authorizes the Administrator to reduce the accumulation of his [her] Account by the expenses of such investment if any.

     6. The parties acknowledge that this Agreement shall not be construed as giving the Employee the right to continue as an employee of Flagstar or any of its subsidiaries or as otherwise limiting the right of Flagstar to modify the terms of employment of the Employee.

     7. The Employee directs that any benefits payable pursuant to the Plan upon his [her] death be paid to the following primary beneficiaries and to the following contingent beneficiaries:

Primary Beneficiaries:                           Percentage of Benefit


------------------------------                   ------------------------------

------------------------------                   ------------------------------

------------------------------                   ------------------------------


Contingent Beneficiaries:                        Percentage of Benefit


------------------------------                   ------------------------------

------------------------------                   ------------------------------

         The Employee hereby acknowledges that these designations shall remain in full force and effect until revoked or modified by the Employee in writing.

     8. In the event of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall govern.

     9. For purposes of Section 5.03 of the Plan, the Employee directs that any amounts credited to the Employee's Account under this Agreement shall be credited with earnings based on the following deemed investments:

     ___% to earn an amount equal to the highest rate paid by Flagstar on a certificate of deposit with a maturity of one (1) year; or

     ___% to earn income and reflect capital appreciation and depreciation as if invested in shares of the Common Stock of Flagstar.

         The Employee hereby acknowledges that these designations shall remain in full force and effect until modified by the Employee in writing. Such modification shall only be permitted twice each year to be effective on January 1 and July 1 of each year.

    10. Pursuant to Section 6.01 of the Plan, the Employee irrevocably directs Flagstar to pay the entire amount of his [her] Account, representing Compensation deferred under this Agreement (including accrued interest and capital appreciation or depreciation, if any), in one of the following methods:


Distribution Option                           Employee's Election
-------------------                           -------------------

  (a)  Lump sum distribution to be
paid as soon as possible but not
later than 120 days following the
Retirement of the Employee.                   ------------------------------

  (b)  Five equal annual installments,
the first such installment to be paid
as soon as possible but not later
than 120 days following the Retirement
of the Employee.                              ------------------------------

  (c)  Ten equal annual installments,
the first such installment to be paid
as soon as possible but not later than
120 days following the Retirement of
the Employee.                                 ------------------------------


The Employee's election under this Section 10 of this Agreement is irrevocable and only applies to Compensation deferred under this Agreement. Any elections made under prior deferred compensation agreements under the Plan shall remain in full force and effect and the Employee shall have no right to decide the method of distribution of any amounts earned prior to the commencement of the current calendar year.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


                                       FLAGSTAR BANCORP, INC.

[Corporate Seal]                       By
                                          ------------------------------
                                          Mark T. Hammond, President



                                       ---------------------------------
                                                    {Employee}

                                  APPENDIX C

                 GUIDELINES FOR THE SELECTION OF PARTICIPANTS
                         IN THE FLAGSTAR BANCORP, INC.
                        1997 DEFERRED COMPENSATION PLAN

           Pursuant to Section 3.01 of the Flagstar Bancorp, Inc. 1997 Deferred Compensation Plan (the "Plan"), the Administrator of the Plan has the discretion to select participants for the Plan. Effective initially upon the adoption of the Plan, and each year thereafter until this Appendix C is amended, an individual will be eligible for selection as a participant in the Plan if he or she satisfies both of the following requirements:

           . the individual is a Vice President of Flagstar, including any subsidiary of successor thereof now or hereinafter created (the "Company");or

           . the individual earned at least $50,000 from the Company during the prior calendar year or is anticipated to earn at least $50,000 with the Company during the current or next calendar year.

These requirements will remain in effect until revoked, in writing, by the Administrator of the Plan.

            Pursuant to Section 4.01 of the Plan, any individual seeking to participate in the Plan must defer, if selected by the Administrator, at least $5,000 during the Plan year in which the individual participates in the Plan. This minimum deferral will remain in effect until modified or revoked, in writing, by the Administrator of the Plan.

             Pursuant to Section 7.01 of the Plan, the Administrator of the Plan shall be the members of the Compensation Committee of the Board of Directors of Flagstar. These individuals shall serve as the Administrator of the Plan until the Board of Directors of Flagstar appoints or removes an individual or an individual resigns pursuant to Section 7.01 of the Plan.

                                  APPENDIX D




                        DEFERRED COMPENSATION AGREEMENT


         THIS AGREEMENT is made as of the ______ day of ______, 199_, by and between FLAGSTAR BANCORP, Inc. ("Flagstar") and ______________ (the "Director").

                                   RECITALS:

         A.  The Director has been and is currently employed by the Company.

         B. Flagstar desires to retain the services of the Director and to induce him to continue his [her] services by providing him or her with a deferred compensation plan.

         C. Flagstar has established the Flagstar Bancorp, Inc. 1997 Deferred Compensation Plan (the "Plan").

         D. The Director desires to participate in the Plan by irrevocably electing to defer a portion of his [her] Compensation.

                                  AGREEMENTS:

         NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants herein contained, the parties hereby agree as follows:

         1. The parties acknowledge that the Plan, attached as Appendix I, is incorporated as part of this Agreement. Capitalized terms shall have the meaning assigned to them in the Plan unless the context clearly requires otherwise.

         2. The Director irrevocably directs Flagstar to defer for the _______ calendar year payments of $______ or ___% (before any pretax and after tax reductions and before any tax withholding) of his [her] Compensation effective ______________, 199_ pursuant to the provisions of the Plan. Flagstar agrees to provide benefits according to the Plan's provisions.

     3. The Director's direction under Section 2 of this Agreement is irrevocable and may only be modified or revoked, prior to the commencement of the calendar year or in an emergency as provided by Section 4.02 of the Plan.

     4. The parties acknowledge that the amount and payment of benefits resulting from the deferral of Compensation pursuant to this Agreement shall be determined exclusively pursuant to the terms of the Plan. The value of the Director's benefit shall be determined in accordance with Section 4.01 of the Plan and the value of the Account established pursuant to Article 5 of the Plan.

     5. The Director hereby authorizes the Administrator to reduce the accumulation of his [her] Account by the expenses of such investment if any.

     6. The parties acknowledge that this Agreement shall not be construed as giving the Director the right to continue as an Director of Flagstar or any of its subsidiaries or as otherwise limiting the right of Flagstar to modify the terms of employment of the Director.

     7. The Director directs that any benefits payable pursuant to the Plan upon his [her] death be paid to the following primary beneficiaries and to the following contingent beneficiaries:

Primary Beneficiaries:                           Percentage of Benefit


------------------------------                   ------------------------------

------------------------------                   ------------------------------

------------------------------                   ------------------------------


Contingent Beneficiaries:                        Percentage of Benefit


------------------------------                   ------------------------------

------------------------------                   ------------------------------

         The Director hereby acknowledges that these designations shall remain in full force and effect until revoked or modified by the Director in writing.

     8. In the event of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall govern.

     9. For purposes of Section 5.03 of the Plan, the Director directs that any amounts credited to the Director's Account under this Agreement shall be credited with earnings based on the following deemed investments:

     ___% to earn an amount equal to the highest rate paid by Flagstar on a certificate of deposit with a maturity of one (1) year; or

     ___% to earn income and reflect capital appreciation and depreciation as if invested in shares of the Common Stock of Flagstar.

         The Director hereby acknowledges that these designations shall remain in full force and effect until modified by the Director in writing. Such modification shall only be permitted twice each year to be effective on January 1 and July 1 of each year.

    10. Pursuant to Section 6.01 of the Plan, the Director irrevocably directs Flagstar to pay the entire amount of his [her] Account, representing Compensation deferred under this Agreement (including accrued interest and capital appreciation or depreciation, if any), in one of the following methods:


Distribution Option                           Director's Election
-------------------                           -------------------

  (a)  Lump sum distribution to be paid
as soon as possible but not later than
120 days following the Retirement of
the Director.                                 ------------------------------

  (b)  Five equal annual installments,
the first such installment to be paid
as soon as possible but not later than
120 days following the Retirement of
the Director.                                 ------------------------------

  (c) Ten equal annual installments,
the first such installment to be paid
as soon as possible but not later than
120 days following the Retirement of
the Director.                                 ------------------------------


The Director's election under this Section 10 of this Agreement is irrevocable and only applies to Compensation deferred under this Agreement. Any elections made under prior deferred compensation agreements under the Plan shall remain in full force and effect and the Director shall have no right to decide the method of distribution of any amounts earned prior to the commencement of the current calendar year.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


                                       FLAGSTAR BANCORP, INC.

[Corporate Seal]                       By
                                         --------------------------------
                                         Mark T. Hammond, President



                                       ----------------------------------
                                                   {Director}